Roper Industries, Inc.

Investor Meeting

October 22, 2003

Safe Harbor Statement

The information provided in this presentation contains forward looking statements within the meaning of the federal securities laws. These forward looking statements include, among others, statements regarding our proposed acquisition of Neptune Technology Group Holdings Inc. (the acquisition), the terms of our financing plan, and the impact of our acquisition of the acquisition on our future results of operations and cash flows. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Such risks and uncertainties include our ability to complete the acquisition, secure financing on favorable terms, integrate the acquisition and realize expected synergies. We also face other general risks, including reductions in our business with Gazprom, our ability to realize cost savings from our restructuring initiatives, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and costs associated with asbestos related litigation and potential write-offs of our substantial intangible assets. These and other important risk factors are discussed in our Annual Report on Form 10-K for the fiscal year ended October 31, 2002, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

We refer to certain non-GAAP financial measures in this presentation, which are defined in the Investor Information section of our website at www.roperind.com. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found on page 35 of this presentation.

Meets Disciplined Criteria/Adds Scale

Technology/Engineered Content

- Automatic Meter Reading (AMR)
- Rugged/Portable Instruments
- Software Protocol
- Consultative Selling

YES

High Gross Margins

- 35% to 55% Gross Margins Across Product Lines

YES

EBITDA Margin Capture

- 29% EBITDA Margin

YES

Grow and Reinvest

- Low Capital Expenditures
- High Inventory Turns

- Product Development
- AMR Growth
- DAP Growth
- Software Applications

- Excess Cash

Accretive to Roper's Growth


Net Sales
(Millions)
$650+
$845+
Roper 2003E
2003E Combined


EBITDA
(Millions)
$123+
$180+
Roper 2003E
2003E Combined

- Acquired Businesses Expect 2003 Net Sales of $195-$205 Million and 4-8% Growth in 2004
- Acquired Businesses Forecasting $57-$60 Million of EBITDA in 2003

Expect Full Year 2004 Double-Digit EPS Accretion

Note: Calendar year data presented. See page 35 for a definition and reconciliation of EBITDA.

Accretion Prospects for 2004


$0.70
$0.55
$0.15
$0.10
Diluted EPS
Cash EPS

- Low Cap-Ex Requirements (Typically 2–3% of Net Sales)
- Build-to-Order Business Model Yields Low Net Working Capital Requirements
- Diluted EPS Excludes Charges Related to Purchase Accounting Inventory Revaluation

Note: 2004 estimates assume transaction closes in January 2004. See page 35 for a definition and reconciliation of Cash EPS.

Expands Roper's EBITDA Margins



Roper's Segments
Gross Margin %
EBITDA Margin %
59.8%
27.5%
58.6%
21.7%
52.3%
19.5%
46.2%
25.3%
54.1%
21.1%
32.3%
15.1%
35-55%
29.3%
Energy Systems & Controls
Instrumen-tation
Scientific & Industrial Imaging
Industrial Technology
Roper
S&P 500 (1)
Neptune Holdings

Note: Roper fiscal year 2002 data for continuing operations presented.
(1) Calendar year 2002 data excludes companies not reporting gross margins. Source: Bloomberg.

Provides New Growth Platform



Neptune
Handheld Computers
Meters
AMR
Software
+
Roper
Scientific & Industrial Imaging
Industrial Technology
Instrumentation
Energy Systems & Controls
=
Combined
Scientific & Industrial Imaging
Industrial Technology
Instrumentation
Energy Systems & Controls

2003E: $195+ Million	2003E: $650+ Million	2003E Combined: $845+ Million

Net Sales

Roper-Like Business Adds Scale and Cash Earnings Power

Balanced Portfolio in Attractive End Markets

Pro Rata Net Sales



Other
34%
45%
Energy
21%
Gen'l Ind.
1992 Roper
Other
19%
32%
Energy
Semicon
4%
Refrigeration
6%
Automotive
6%
13%
17%
3%
Water
Gen'l Ind.
Research
2002 Roper
Other
Energy
Semicon
15%
3%
Refrigeration
4%
25%
Automotive
5%
10%
Gen'l Ind.
25%
13%
Research
Water
2002 Combined

Note: 1992 and 2002 reflect fiscal year data. 2002 combined reflects Roper's fiscal year data combined with Neptune's calendar year data.

Acquisition Financing

Purchase Price	▪ Approximately $475 Million to Be Paid in Cash at Closing ▪ Within Roper's Historic Price-EBITDA Acquisition Range
Intended Financing Structure	▪ $150 to $200 Million Roper Common Stock ▪ $150 to $200 Million of Convertible Subordinated Notes ▪ $300 Million of Bridge Financing Committed ▪ $450 Million of 5-Year Senior Term Loans ▪ $175 Million of 3-Year Revolver
Financing Rationale	▪ Preserves Strong Debt-to-Cap Profile ▪ Flexible Structure Enables Rapid Repayment w/o Penalty ▪ Lower Cost Debt Replaces Higher Cost Senior Notes ▪ Capital Markets are Attractive
Goal	▪ Support Long-Term Growth Strategy ▪ Achieve Investment Grade Rating

Water is Strategic

"Water will be more important than oil this century."

– Boutros Boutros Ghali, Former Secretary General of the United Nations
June 2003

Policy → **Infrastructure Investment** → **Market Growth**

Policy
- The EPA is supporting "strategic pricing" as a tool to drive conservation and support infrastructure investment

Infrastructure Investment
- The EPA estimates up to $200 billion of wastewater investment alone over the next 20 years

Market Growth
- Need for more frequent, more accurate consumption monitoring
- New technology enabling new capability

Sources: BBC News, "The Water Debate"; EPA published materials; industry sources

Water Measurement: A Growing Market

- Water Management Is Becoming Increasingly Important to Utilities
  - Water Pricing and Water Conservation Efforts Have Increased Significantly
  - Utilities Need to Measure Water Consumption More Frequently, More Accurately and More Efficiently
  - Modernizing Water Monitoring Equipment Is Critical to Improving Water Management Systems
  - Meter Replacements and Upgrades Increase Utilities' Revenues and Lower Costs
- Customer Service Initiatives
  - Utilities Looking for Ways to Better Serve Customers
  - New Products Allow Leak Detection and Detailed Usage Analysis
- Utilities Seeking to Improve Efficiencies
  - RF-Enabled Meters Reduce Meter Reading Costs
  - Updating Meters Enhances Accuracy and Revenue Generation
  - More Accurate Measuring and Billing Lead to Less Consumer Waste

Strong Revenue Generating Opportunities

North American AMR Market

Key Drivers

- Operational Efficiency
- Customer Service
- Meter Reader Safety
- Eliminate Estimated Bills
- Shorter Billing Cycles

AMR Market (Water Utilities) (1)



180
160
140
120
100
80
60
40
20
0
($Millions)
25% CAGR
99
00
01
02
03E

Significant Growth Opportunities From Technology Migration

(1) The Scott Report and Neptune Management.

North American Water Meter Market

Key Drivers

- Technology Upgrades
- Installed Base
- Conservation
- Privatization
- Two-Thirds of Sales are Replacements/Upgrades



Water Meter Market (1)
5% CAGR
($Millions)
400
350
300
250
200
150
100
50
0
99
00
01
02
03E

$360 Million Market in 2002, Projected to Grow 5% in 2003 (1)

(1) Source: Proprietary Publishing.

Neptune: Consistent Revenue Growth


200
175
150
125
100
75
50
25
0
Neptune Net Sales ($Millions)
= Periods of Economic Recession
1972
1977
1982
1987
1992
1997
2002

Stable Through Cycles

Technology Migration Opportunity

- Driving Value Through Technology and Product Differentiation
- Capture New Customers and Maintain Existing Customer Base
- Offers a Complete Migration Strategy


Hybrid System
Fixed Network
Drive-by RF
Walk-by RF
Walk-by Probe
E-Coder and Absolute Encoder Register
Standard Meter
State-of-the-Art
Foundation

Customers Gain Through Technology Upgrades



Drive-by with EZDrive
Walk-by Handheld RF (R900)
Walk-by Handheld, Probed Entry
Walk-by Handheld, Keyed Entry
Walk-by Route Book
0
1000
2000
3000
4000
5000
6000
Daily Meter Reads per Person

Compelling Productivity Rationale

Full Range of Capabilities


Walk-By Application
DAP PC9800
Handheld
R900
Radio Frequency
Mobile
Application
EZDrive
Host Software
EZRouteMAPS Route
Management Software
T-10
Water Meter
Fixed
Network
EZNet

Neptune Products Serve as the Utility's Cash Register

The Complete Solutions Leader

	Meters	AMR						
Company	Meters	Encoders	Walk-by RF	Drive-by RF	Fixed Network RF	Hybrid RF	Rugged Handheld Computers	Meter Reading Software
Neptune	●	●	●	●	●	●	●	●
Invensys	●	●	●	●			●	●
Badger	●		●	●				●
AMCO (formerly ABB)	●	●	●	●				●
Hersey	●	●						
Master Meter	●		●	●				
Itron			●	●		●	●	●
RAMAR			●	●				
Hexagram					●			
SchlumbergerSema (soon part of ATOS)					●			

Neptune Serves All Customer Needs

Competitive Advantages

- Experienced Management Team – Average Tenure of 20+ Years
- Strong Brand Name Recognition and Quality Reputation
- Installed Base of 27 Million Meters
- 35% Market Share in North American Residential Water Meter Market
- Continued Stream of New Product Development
- National Distribution Network; Leading Direct Sales Force
- Vertically Integrated Manufacturing Capabilities
  - Low Cost Production
  - High Quality
- Full Solution Provider

Driving Force in the Industry

Four Growth Businesses

2003E Net Sales: $195+ Million



45%
40%
15%

Water AMR

- AMR net sales doubled since '99
- 89% of total water AMR market still untapped
- Rapid growth

Water Meters

- 27 million installed residential water meters in North America
- 2/3 of sales from meter replacements, upgrades
- Steady growth

Software

- Software for meter reading, work order management and route optimization
- Complements hand-held offering and provides access to larger customer base

Handheld Devices

- Leader in fully rugged hand-held portable and tablet data collection instruments
- End-markets include military, manufacturing, transportation, field service and utilities

Fit Roper's Instrumentation and Industrial Technology Competencies

Expanding Share of Growing Water AMR Market

- AMR Has Grown at 25% CAGR
- RF Segment of AMR Has Grown Faster
- Neptune Gaining Share
- 89% of Total North American Market Remains to Be Upgraded
- Presents Compelling Case for Customers
  - Productivity
  - Service
  - Accelerated Billing Cycles
  - Conservation

Growth Profile, RF Segment of AMR



Net Sales $
Gaining Share
99
00
01
02
03E

Market Share, RF Segment of AMR



NEPTUNE.
16%
Datamatic
Itron
Invensys
Hexagram
Ramar
Amco

Source: "The Scott Report: AMR Deployments in North America" (2003)

Leading Position in Stable Water Meter Market

- Access to Over 56,000 Utilities and Water Systems Throughout North America
- Two-Thirds of Sales from Meter Replacements, Upgrades
- Strong Market Position
  - Distribution Channels
  - Automated Production Creates Cost Advantages
  - Long History of Customer Satisfaction

Market Share, Residential Meters


NEPTUNE.
35%
AMCO
Hersey
Badger
Invensys

Source: Based on units sold in 2002 by top 5 meter manufacturers contributing to Proprietary Publishing.

A Leader in Fully Rugged Handheld Computers

- Fully Rugged Handheld Computers Meet Rigorous Environmental Performance Standards
- 1998-2002 Net Sales CAGR of 20%
- DAP Technologies Leads the Market
  - Very Rugged and Reliable
  - Strong Distribution, VAR Relationships
  - High Level of Customer Service
  - Best Ergonomics
  - Continuous Product Innovations
  - Low Cost of Ownership
  - Windows CE Platform In Place



Field Service, Manufacturing, Transportation, Military Markets
50%
50%
Utility Markets



26%
Melard
Itronix
LXE
Paravant
Wescor
Psion Tek.
Others

Source: DAP Estimates

Growing Software Opportunity

- DB Microware Designs, Markets, Customizes, Installs and Maintains Software for Meter Reading, Work Order Management and Route Optimization
- Enhances Water Market End-to-End Solution Offering
  - Access to Expanded Customer Base, Including Larger Utilities With More Than 10 Handhelds
  - Reinforces Leadership Position in Meter Reading

DB Microware, Inc



ROPER

Leverages Instrumentation Segment Strengths

Strategy

- Tightening quality, performance and environmental standards create the growing opportunities for the Instrumentation segment
- This segment is focused on furthering its leading market positions through accelerated product development and platform expansion

Operating Companies

ANTEK

PAC

Struers

ACTON

INTEGRATED DESIGNS, LP

Uson

Common Competencies

- Product specification drives end-user buying decision
- Operator training and ease of use creates customer value
- Application engineering enhances build to order product performance
- Customer process improvement critical to value creation
- Global customers require geographic reach

Adding Scale Benefits to Industrial Technology

Strategy

- Provides products and solutions for improving customer productivity
- Current segment initiatives are global sourcing, geographic expansion, asset velocity improvement and capture of internal and external synergies

Operating Companies

HANSEN TECHNOLOGIES CORPORATION

ABEL Pump Technology

CORNELL

FLUID METERING, INC.

FLOW TECHNOLOGY

ROPER PUMPS

AMOT CONTROLS

Common Competencies

- Continued focus on lean manufacturing
- Capture global sourcing opportunities
- Grow aftermarket sales in mature markets
- Negotiate effective OEM contracts
- Follow customer migration to low cost production areas while maintaining influence with corporate decision makers

Compelling Opportunity

- Great Fit with Roper
  - Meets Disciplined Acquisition Criteria
  - Offers Opportunities in Adjacent Markets
- Acquisition Immediately Adds:
  - 30%+ to Roper's 2003 Net Sales
  - 45%+ to Roper's 2003 EBITDA
- Financing Creates More Flexible Capital Structure
- Expands Roper's Growth, Margins and Cash Flow
- Creates a Solid Platform in Stable, Growing Water Markets
  - Balances Geographic Opportunities

Creating Long-Term Shareholder Value

Appendix

Roper's Long Track Record of Success

Net Sales [1]

(Millions)

CAGR = 22%



$617
Scientific & Industrial Imaging
Instrumentation
Energy Systems & Controls
Industrial Technology
$70
92
93
94
95
96
97
98
99
00
01
02

Diluted EPS (DEPS) [1]

CAGR = 24%



$2.08
$0.19
92
93
94
95
96
97
98
99
00
01
02

Consistent Strategy and Results

- Highly Engineered and Innovative Products and Solutions
- Balanced and Diversified
- Strong Cash Flow Generation Throughout the Business Cycle
- High and Steady Margins
- Demonstrated Acquisition History

(1) Fiscal years ended October 31. DEPS from continuing operations; excludes effects from changes in accounting principle.

Roper's Operating Segments

Instrumentation



Sophisticated products and solutions that:
- Prepare material samples for analysis
- Test fluid products for physical and elemental properties
- Detect leaks in consumer and industrial products
- Dispense fluids with extremely high precision
- Perform spectrographic analysis

Industrial Technology



Products and solutions for improving customer productivity:
- Centrifugal, gear, progressing cavity and diaphragm pumping solutions
- Refrigeration, process and rotating machinery controls and systems
- Precision metering, measurement and valves for specialty applications

Energy Systems and Controls



Service and solutions to improve quality, safety and efficiency for customer equipment and processes, primarily in energy markets:
- Turbomachinery control systems
- Vibration monitoring and analysis
- Non-destructive test and measurement solutions

Scientific and Industrial Imaging



Enabling imaging technology for advanced research and analysis:
- Digital imaging cameras
- Electron microscope accessories
- High speed digital video equipment
- Image processing software

Instrumentation Segment

Overview

Description

- These businesses provide sophisticated solutions that prepare material samples for analysis, test fluid products for physical and elemental properties, detect leaks in consumer and industrial products, and dispense fluids with extremely high precision

Market

- Serving primarily test, inspection and measurement applications in oil & gas, research and industrial markets

Strategy

- Tightening quality, performance and environmental standards create the growing opportunities for the Instrumentation segment
- This segment is focused on furthering its leading market positions through accelerated product development and platform expansion

Operating Companies

ANTEK

PAC

Struers

ACTON

INTEGRATED DESIGNS, LP

Uson

Common Competencies

- Product specification drives end-user buying decision
- Operator training and ease of use creates customer value
- Application engineering enhances build to order product performance
- Customer process improvement critical to value creation
- Global customers require geographic reach

Industrial Technology Segment

Overview

Description

- Offerings include centrifugal, gear, progressing cavity and diaphragm pumping solutions; refrigeration controls and systems; rotating machinery and process controls; and precision metering and measurement valves for specialty applications

Market

- Provides solutions for diverse industrial, energy, commercial refrigeration and water/wastewater markets

Strategy

- Provides products and solutions for improving customer productivity
- Current segment initiatives are global sourcing, geographic expansion, asset velocity improvement and capture of internal and external synergies

Operating Companies

HANSEN TECHNOLOGIES CORPORATION

ABEL Pump Technology

CORNELL

FLUID METERING, INC.

FLOW TECHNOLOGY

ROPER PUMPS

AMOT CONTROLS

Common Competencies

- Continued focus on lean manufacturing
- Capture global sourcing opportunities
- Grow aftermarket sales in mature markets
- Negotiate effective OEM contracts
- Follow customer migration to low cost production areas while maintaining influence with corporate decision makers

ROPER

Energy Systems & Controls Segment

Overview

Description

- Energy Systems & Controls provides service and solutions to improve quality, safety and efficiency for customer equipment and processes, primarily in energy markets with strong long-term growth potential

Market

- Provides control, monitoring and inspection systems for energy markets
- Customers benefit from industry-leading application expertise, coupled with advanced vibration-monitoring components, turbomachinery control systems and non-destructive testing solutions, often incorporating significant software content

Strategy

- Segment management is focused on expanding its expertise into new applications, and increasing aftermarket revenues

Operating Companies

COMPRESSOR CONTROLS CORPORATION

ZETEC

METRIX INSTRUMENT CO.

PMC/BETA

Common Competencies

- Software creates customer value through monitoring and measurement; capacity throughput and utilization
- Aftermarket applications require direct sales involvement with end customers
- Service and installation of systems requires company specific knowledge; creates strong customer loyalty
- Customer operator training is provided by the system supplier

Scientific & Industrial Imaging Segment

Overview

Description

- The Scientific & Industrial Imaging segment provides solutions that enable global research in life and physical sciences
- Key products are digital imaging cameras, spectrographic systems, electron microscope accessories, high speed digital video equipment and image processing software

Market

- Develops high performance digital imaging solutions for industrial, medical and life and physical science applications

Strategy

- Customers benefit from a suite of broader solutions versus a single portion of the value chain
- Through Roper's Imaging Alliance, these emerging businesses are working closely with internal and external sources to optimize growth-oriented technology and market opportunities

Operating Companies

gatan A Complete Solution

MediaCybernetics

REDLAKE

ROPER SCIENTIFIC

Q IMAGING

Common Competencies

- Effective relationships with chip suppliers critical (low volume; high complexity)
- Producibility of scientific design
- Calibration of cameras
- Reach customers through complicated distribution channels
- Maintain end market solution leadership positions
- Harness the power of the Roper brands; Imaging Alliance™

Reconciliations and Definitions

(Amounts in $Millions)

	2002	2003	2004
Roper Industries, Inc. EBITDA			
Net Earnings	$40	$60-$64	
Change in Accounting Principle	$26	-	
Loss From Discontinued Operations	$0	$3	
Add: Interest Expense	$19	$16-$17	
Add: Income Taxes	$30	$27-$29	
Add: Depreciation	$11	$12	
Add: Amortization	$3	$5	
Equals: EBITDA	$129	$123+	
Divided by: Net Sales	$617		
Equals: EBITDA Margin	21.1%		
Instrumentation Segment EBITDA Margin			
Operating Profit	$33		
Add: Depreciation and Amortization	$5		
Equals: EBITDA	$38		
Divided by: Net Sales	$175		
Equals: EBITDA Margin	21.7%		
Energy Systems & Controls Segment EBITDA Margin			
Operating Profit	$33		
Add: Depreciation and Amortization	$2		
Equals: EBITDA	$35		
Divided by: Net Sales	$127		
Equals: EBITDA Margin	27.5%		

	2002	2003	2004
Industrial Technology Segment EBITDA Margin			
Operating Profit	$37		
Add: Depreciation and Amortization	$4		
Equals: EBITDA	$41		
Divided by: Net Sales	$164		
Equals: EBITDA Margin	25.3%		
Scientific & Industrial Imaging Segment EBITDA Margin			
Operating Profit	$26		
Add: Depreciation and Amortization	$3		
Equals: EBITDA	$29		
Divided by: Net Sales	$151		
Equals: EBITDA Margin	19.5%		
Neptune Technology Group Holdings Inc. EBITDA			
Net Earnings	$11	$0-$1	
Minority Interest	$2	$1	
Extraordinary Item	$1	$0	
Add: Non-Recurring Charges		$4	
Add: Interest Expense	$13	$21-$22	
Add: Income Taxes	$9	$1	
Add: Depreciation	$5	$5	
Add: Amortization	$15	$25-$26	
Equals: EBITDA	$56	$57-$60	
Net Sales	$190		
EBITDA Margin	29.3%		
Cash Earnings Per Share Contributed by Acquisition			
Diluted EPS			$0.10-$0.15
Add: Depreciation and Amortization per Share			$0.45-$0.55
Equals: Cash Earnings per Share			$0.55-$0.70

Note 1: EBITDA means earnings before minority interest, effects from changes in accounting principles, and extraordinary items, non-recurring charges plus interest expense, income taxes, depreciation and amortization.

Note 2: Cash Earnings per Share means diluted earnings per share plus depreciation and amortization per diluted share.

Note 3: Roper 2002 figures are presented in fiscal reporting periods. All other data is presented in calendar period.